                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

================================================================================

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ X]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 BIOMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transactions applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
                                ------------------------------------------------
      (2) Form, schedule or registration statement no.:
                                                      --------------------------
      (3) Filing party:
                      ----------------------------------------------------------
      (4) Date filed:
                    ------------------------------------------------------------

================================================================================

                                 BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663

                                ----------------

                    NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2001

                                ----------------

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company located at 1533 Monrovia Avenue, Newport Beach, California 92663 on Tuesday, November 13, 2001, at 10:00 a.m.

         At the meeting, you will be asked to consider and vote upon the following matters:

         1. The election of seven directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. Amendment to our certificate of incorporation, as set forth in Annex A to the attached proxy statement, which will effect a reverse split of our outstanding common stock at an exchange ratio of one-to-three; and,

         3. Transaction of such other business which may properly come before the annual meeting and any adjournment thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on September 20, 2001, as the record date for the determination of the holders of the Company's common stock, $0.08 par value entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.



                                    By Order of the Board of Directors,

                                    /S/ Zackary S. Irani
                                    --------------------
                                    ZACKARY S. IRANI, Chairman of the Board and
                                    Chief Executive Officer
Newport Beach, California
September 18, 2001

                                 BIOMERICA, INC.
                              1533 Monrovia Avenue
                             Newport Beach, CA 92663
                                ----------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS


                                ----------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (together with its subsidiaries, the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on November 13, 2001, at the offices of the Company located at 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m, and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2001, will be mailed on or about October 1, 2001, to each stockholder of record as of the close of business on September 20, 2001.

RECORD DATE AND OUTSTANDING SHARES

         At the close of business on September 20, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there was outstanding and entitled to vote an aggregate of approximately 5,035,920 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"), held of record by approximately 1,220 stockholders. However, brokers and other institutions hold many shares on behalf of the Company's stockholders and the Company has been informed that there are approximately 2,831 beneficial owners.

QUORUM

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum for the purposes of electing directors and each other items of business. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

         The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting is required to elect the directors and to amend the Company's Certificate of Incorporation to effect a reverse stock split.

VOTING RIGHTS

         Holders of our Common Stock are entitled to one vote for each share held as of the Record Date.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

         If the stockholder or his, her or its broker marks "Abstain" on a duly submitted proxy card representing such stockholder's shares, or if the stockholders attend the Annual Meeting in person, but elect not to vote on a particular proposal or proposals, then such shares will be considered present at the meeting for purposes of determining the required quorums and (i) will not be taken into account in determining the outcome of the election of directors, and
(ii) will be considered shares entitled to vote with respect to Proposal 2, and therefore will have the effect of a vote against that proposal.

         Brokers holding shares of record for customers generally are not entitled to vote on some matters unless they receive voting instructions from their customers. "Broker non-votes" are votes that could have been cast on the matter in question if the brokers had received their customers' instructions, and as to which the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. Shares represented by brokers' non-votes (i) will be considered present at the meeting for pur- poses of determining the required quorums, (ii) will not be taken into account in determining the outcome of the election of directors; and (iii) will not be counted as a vote cast with respect to Proposal No. 2.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.


APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to any appraisal rights with respect to the approval of any of the proposals described in this Proxy Statement.


PERSONS MAKING THE SOLICITATION

         The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, California 92663, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 15, 2001, certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 1533 Monrovia Avenue, Newport Beach, California 92663.

                                              SHARES                PERCENTAGE
NAME OF                                     BENEFICIALLY           BENEFICIALLY
BENEFICIAL OWNER (1)(2)                         OWNED                  OWNED
-----------------------                   -----------------        ------------

Janet Moore (3)                               711,720                 13.9%

Zackary Irani (4)                             837,949                 14.4%

Francis Capitanio(5)                           25,500                    *

Dr. Carlos St. Aubyn Beharie(6)               239,489                  4.6%

Dr. Robert A. Orlando (1)(7)                   73,500                  1.4%

Allen Barbieri (1)(8)                          58,612                  1.2%

Francis R. Cano, Ph.D. (1)(9)                  13,889                    *

David Burrows(1)(10)                           13,889                    *

All executive officers and directors
as a group (eight persons)                  1,949,048                 31.7%

---------------
* Less than one percent (1%) of the outstanding shares of Common Stock.

(1) Dr. Orlando's address is 947 West 30th Street, Los Angeles, CA 92034; Mr. Barbieri's address is 5 Foxboro, Irvine, CA 92614; Dr. Cano's address is 11 Acorn Lance, Los Altos, CA 94022; and Mr. Burrow's address is 25 Flores St., Foothill Ranch, CA 92610.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the ownership of the directors and executive officers as a group, is based on 5,035,920 plus the shares the named person and group has a right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes 50,033 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy, 45,910 shares underlying warrants exercisable by The Janet Moore Trust of which Janet Moore is the sole trustee, at or within 60 at or within 60 days after the date of the Proxy, 607,527 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee and 8,250 shares owned by Ms. Moore's minor children.

(4) Includes 792,200 shares underlying options exercisable by Mr. Irani at or within 60 days after the date of the Proxy.

(5) Includes 25,500 shares underlying options exercisable by Mr. Capitanio at or within 60 days after the date of the Proxy.

(6) Includes 133,889 shares underlying options exercisable by Dr. Beharie at or within 60 days after the date of the Proxy.

(7) Includes 36,167 shares underlying options exercisable by Dr. Orlando at or within 60 days after the date of the Proxy.

(8) Includes 34,723 shares underlying options exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.

(9) Includes 13,889 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.

(10) Includes 13,889 shares underlying options exercisable by Mr. Burrows at or within 60 days after the date of the Proxy.

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws give the Board of Directors ("the Board") the power to set the number of directors at no less than three (3) nor more than nine (9). The size of the Company's Board is currently set at seven (7). Seven
(7) directors are to be elected at the Annual Meeting to be held on November 13, 2001. The directors so elected will serve until replaced by a vote of the stockholders. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board or the number of directors may be reduced accordingly.

         The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company.

----------------------------- ----------- ----------- ----------------------------------
                                          Director
            Name                 Age        Since               Positions Held
----------------------------- ----------- ----------- ----------------------------------
Zackary Irani                     35         1997     Chairman of the Board and Chief
                                                      Executive Officer
----------------------------- ----------- ----------- ----------------------------------

Janet Moore                       50         1997     Secretary, Chief Financial Officer
                                                      and Treasurer and Director
----------------------------- ----------- ----------- ----------------------------------

Allen Barbieri                    42         1999     Director
----------------------------- ----------- ----------- ----------------------------------

Robert A. Orlando, M.D.,
Ph.D.                             62         1986     Director
----------------------------- ----------- ----------- ----------------------------------

Carlos St. Aubyn Beharie,         48         1999     Director
M.D., MBA
----------------------------- ----------- ----------- ----------------------------------

Francis R. Cano, Ph.D.            57         1999     Director
----------------------------- ----------- ----------- ----------------------------------

David Burrows                     43         1999     Director
----------------------------- ----------- ----------- ----------------------------------

         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. In addition, Mr. Irani is the President and Chairman of the Company's subsidiary, ReadyScript, Inc.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Treasurer since 1985. She has served as the Company's Chief Financial Officer since 1999. She has been an employee of the Company since 1976. Ms. Moore also serves as a director of Lancer Orthodontics, Inc., Allergy Immuno Technologies, Inc. and ReadyScript, Inc.

         Robert A. Orlando, M.D., Ph.D., has served as a Director of the Company since 1986. Dr. Orlando is a professor of pathology at Southern California College of Optometry, as well as a biophysicist and immunologist. Dr. Orlando has served as the Chief Pathologist at Beverly Hospital in Montebello, California since 1991. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. Dr. Orlando earned his Ph.D. in Pathology from the University of Chicago and his M.D. from New Jersey University of Medicine.

         David Burrows has served as a Director of the Company since June 1999. Mr. Burrows is presently Regional Director-West for StorageNetworks, Inc. From 1999 to 2001, Mr. Burrows served as Chief Technology Officer at TheBigStore.com. He served as Director of Information Services for the Orange County Register from 1996 to 1999 and Director, IS Information Services for FHP, Inc., a major managed care company from 1989 to 1996.

         Francis R. Cano, Ph.D. has served as a Director of the Company since June 1999. Dr. Cano currently works as a consultant in the biomedical field. From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation. Dr. Cano also serves on the board of Lancer Orthodontics,Inc.

         Carlos St. Aubyn Beharie, M.D. has served as a Director of the Company since June 1999. Since 2001 Dr. Beharie has served as Chief Health Officer of Watts Health Systems. From 1998 until 2001, Dr. Beharie served as the Senior Vice President and Medical Director for Health Insurance Plan of New York, a large managed care company in the State of New York. From 1997 to 1998, Dr. Beharie served as Chief Medical Officer of Physicians Health Services, a subsidiary of Foundation Health Systems. From 1995 to 1997, he served as acting President and Chief Executive Officer of Physician Health Care Plan of New Jersey. Prior to 1995, he was employed for 13 years in various positions at FHP, Inc. Dr. Beharie is a fellow of the American College of OB/GYN and a senior member of the American College of Physician Executives.

         Mr. Allen Barbieri has served as a Director of the Company since October 1999. Mr. Barbieri currently is working as a private investor. From 1998 to 1999 he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank. Mr. Barbieri also serves on the board of ReadyScript, Inc.

The Board recommends a vote for the election of each of the nominated directors.

EXECUTIVE OFFICERS

         Mr. Francis Capitanio, age 57, has served as the President of the diagnostics division of Biomerica since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996 he was President and Chief Executive Officer of Diatech Diagnostics.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended May 31, 2001, there were seven meetings of the Board of Directors. Drs. Beharie and Orlando were the only board members who attended less than seventy five percent of such meetings. The board acted by unanimous written consent eight times during the fiscal year.

COMPENSATION COMMITTEE

         The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding all forms of compensation and benefits provided the Company's officers. In addition, the compensation committee establishes and reviews general policies relating to the compensation and benefits of all the Company's employees. The compensation committee comprises Dr. Robert A. Orlando and Ms. Janet Moore. One (1) compensation committee meeting was held during the fiscal year ended May 31, 2001.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee has discussed with the independent auditors' the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibilty of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The audit committee met once during the fiscal year ended May 31, 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

/s/ Francis R. Cano                          /s/ Allen Barbieri
-------------------                          ------------------

/s/ Dr. Robert A. Orlando
-------------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during the fiscal years ended May 31, 2001, 2000 and 1999.


                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                        ------------------------------------ -----------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                             ------------------------ ----------
                                                                             RESTRICTED  SECURITIES
                                                              OTHER ANNUAL   STOCK       UNDERLYING   LTIP           ALL OTHER
   NAME AND PRINCIPAL                     SALARY     BONUS    COMPENSATION   AWARD(S)    OPTIONS/    PAYOUTS       COMPENSATION
        POSITION              YEAR        ($)(1)      ($)         ($)           ($)       SARS (#)       ($)            ($)
-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------
Zackary Irani, Chairman       2001         91,593 (3)  -0-         -0-           -0-             -0-        -0-         -0-
of the Board, President
and Chief Executive           2000        117,925      -0-         -0-           -0-      1,000,000(2)      -0-         -0-
Officer
                              1999         69,452      -0-         -0-           -0-         25,700         -0-         -0-

Francis Capitanio, President,
  Diagnostics Division (4)    2001        111,778      -0-         -0-           -0-         72,000         -0-         -0-

-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------

(1) The amounts described in the Summary Compensation Table above do not include other compensation and benefits provided to Mr. Irani or Mr. Capitanio during the fiscal year ended May 31, 2001, that in the aggregate did not exceed the lesser of $50,000 or 10% of the executives' annual salary and bonus.
(2) This grant was for restricted options not covered by any Company stock option plan.
(3) Mr. Irani was an employee of the Company's subsidiary, ReadyScript, Inc. from June 2000 through April 2001. The wages shown above for fiscal 2001 represent wages paid to him by ReadyScript for that period, plus accrued wages of $41,667 still due him by ReadyScript, plus wages paid to him by Biomerica, Inc. in May 2001.
(4)      Mr. Capitanio began his employment with the Company in July 2000.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2001, to the Company's Chief Executive Officer and President of diagnostics.

                                 INDIVIDUAL GRANTS(1)

                                           Percent of
                                          Total Number
                        Number of         of Securities
                        Securities         Underlying
                    Underlying Options/   Options/SARs      EXERCISE OR BASE
NAME                  SARs Granted (#)     Granted (#)      PRICE ($/SH)        EXPIRATION DATE
------------------- -------------------- ----------------- ----------------- -------------------
Zackary Irani              -0-                  -0-               -0-           -0-

Francis Capitanio      72,000                  22.3%             $1.49        June 15, 2005



OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table presents information for the named executive officers in the Summary Compensation Table with respect to options exercised during fiscal 2001 and unexercised options held as of the end of the fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                                                         Number of Securities
                                                              Underlying               Value of Unexercised
                                                         Unexercised Options at        In-the-Money Options
                     Shares                               Fiscal Year End (#)         at Fiscal Year End ($)
                    Acquired             Value            -------------------         ----------------------
Name             On Exercise (#)    Realized ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
----             ---------------    ---------------    -------------------------    -------------------------
Zackary Irani        -0-                -0-               456,783/672,917               591/188(1)

Francis Capitanio    -0-                -0-               18,000/54,000                     --


------------
 (1) Based on the closing price of $.89 as of the last day of the fiscal year ended May 31, 2001.


COMPENSATION OF DIRECTORS

         Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of directors is subject to review and adjustment from time to time by the Board of Directors.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.


         Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended May 31, 2001, the Company leased approximately 25,000 square feet of space in Newport Beach, California. The facilities are leased from an individual and JSJ Management, of which Ms. Janet Moore is a partner. During fiscal 2001, the Company paid a total of $169,440 in rent. The lease is currently month-to-month. These facilities are currently being used for the Company's diagnostic test kit research and development, manufacturing, marketing and administration.

         On June 11, 1999, pursuant to a stock purchase agreement, the Company sold 50,000 shares each of Common Stock to Mr. Irani and Ms. Moore at a purchase price of $5.00 per share. On November 9, 2000 and July 10, 2001 the Company sold 22,375 shares plus 11,188 warrants and 69,444 shares plus 34,722 warrants to Ms. Moore at a purchase price of $1.34 and $.72 per share, respectively. The exercise price of the warrants is $2.00 and $1.50, respectively. On July 10, 2001 the Company sold 4,166 shares plus 2,083 warrants of Common Stock to Mr. Irani at a purchase price of $.72 per share. The exercise price of the warrants is $1.50 per share.

PROPOSAL NO. 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE
                STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

Overview

         The stockholders are being asked to vote upon amendments to the Company's certificate of incorporation which would authorize the board of directors to effect a reverse split of all outstanding shares of the Company's common stock at an exchange ratio of one-to-three. The board would have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, at any time before the 2002 annual meeting of stockholders. The board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split, provides the board with maximum flexibility to react to current market conditions and to therefore act in the best interests of the Company and its stockholders.

         The form of amendment to the Company's certificate of incorporation to effect the proposed reverse split is attached to this proxy statement as Annex
A. If the board elects to implement the approved reverse stock split, the number of issued and outstanding shares of Common Stock would be reduced in accordance with the exchange ratio. The par value of the Common Stock would remain unchanged at $0.08 per share, and the number of authorized shares of Common Stock would remain unchanged. The reverse stock split would become effective upon filing the amendment to the Company's certificate of incorporation with the Delaware Secretary of State. The board may elect not to implement the approved reverse stock split at its sole discretion, even if the proposed reverse stock split is approved by our stockholders.

         The board of directors has recommended the amendment to the Company's certificate of incorporation to effect the proposed reverse stock split.

REASONS FOR REVERSE STOCK SPLIT

         Due to the fact that the Company's Common Stock has failed to maintain a closing bid price greater than or equal to $1.00 per share for ten consecutive days during the last 90 days, the Company was informed by the National Association of Securities Dealers (NASD) that the Company's stock is subject to a delisting action from the National Association of Securities Dealers Quotation System (NASDAQ). To continue listing on the NASDAQ SmallCap Market, the Company's stock must maintain a minimum bid of $1.00 per share.

         On August 31, 2001, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to effectuate a reverse stock split. The reverse stock split would be in the ratio of one-to-three. The purpose of the reverse stock split is to increase the likelihood that the stock price would be maintained at least at $1.00, and thereby comply with the NASDAQ minimum bid requirement. However, there can be no assurance that the market price of the Common Stock will increase in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of the Company's Common Stock will remain above $1.00 after the reverse stock split.

         If the stock price does not maintain a minimum bid price of $1.00 by October 4, 2001, the Company's Common Stock will be subject to a delisting action. At that time, the Company may appeal that decision to a Nasdaq Listing Qualifications Panel. Should the Biomerica stock trade at over $1.00 per share for at least 10 consecutive days before the hearing, and thus be in compliance with Marketplace Rule 4310(c)(4), the Company may forego the reverse split and maintain the existing number of outstanding shares. Since July 2, 2001, the closing bid price of the Common Stock has ranged from $.48 per share to $.86 per share. If the Company's Common Stock is no longer listed on the Nasdaq SmallCap Market and is traded on the OTC Bulletin Board, the Company's Common Stock may be deemed a penny stock and subject to rules that impose additional sales practices on broker-dealers who sell the Company's securities. This may have an adverse effect on the liquidity of the Company's Common Stock.

         After completing the reverse stock split, the Company will have approximately 1,678,640 shares of Common Stock issued and outstanding. The reverse stock split will also similarly impact the number of shares of Common Stock to be received upon conversion or exercise of outstanding convertible securities such as options and warrants.

         The reverse stock split will become effective at the board's discretion after approval by the Company's shareholders at the 2001 Annual Stockholders' Meeting on November 13, 2001. Upon the filing of the Certificate of Amendment to the Certificate of Incorporation, each three shares of Common Stock will be combined and converted into one share of Common Stock. No fractional shares of new Common Stock will be issued for any fractional new share interest. Rather, each stockholder who would otherwise receive a fractional new share of Common Stock as a result of the reverse stock split will receive the nearest whole share rounded up.

         If the reverse stock split is implemented, the Company will notify the stockholders of the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and will furnish stockholders of record as of the close of business on the effective date with a letter of transmittal for use in exchanging certificates. The stockholders of the Company, promptly after the Amendment to the Certificate of Incorporation becomes effective, will be requested to mail their certificates representing their shares of Common Stock to the transfer agent named in the letter of transmittal in order that a new stock certificate giving effect to the reverse stock split may be issued.

         The reverse stock split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the Company's purchase of frac- tional shares. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split, however, will result in adjustments to the exercise price, conversion rates and number of shares issuable upon the exercise or conversion of all outstanding options and warrants.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non- resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Common Stock was and will be held as a "capital asset", as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

         The reverse stock split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of its old Common Stock for the new Common Stock pursuant to the reverse stock split.

NO APPRAISAL RIGHTS

         Under the Delaware General Corporation Law, holders of Common Stock are not entitled to appraisal rights with respect to the reverse stock split.

VOTE REQUIRED

         The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting is required to elect the directors and to amend the Company's Certificate of Incorporation to effect a reverse stock split.

         The Board of Directors recommends a vote for approval of the reverse stock split.

INDEPENDENT PUBLIC ACCOUNTANTS

         It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of the Company's and subsidiaries' annual financial statements for the year ended May 31, 2001 was $59,500. The Company was billed a total of $37,500 for the reviews of the financial statements included in the Company's Form 10-QSB for the three quarters during fiscal year ended May 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by the principal accountants for professional services with respect to financial information systems design and implementation for the fiscal year ended May 31, 2001.

ALL OTHER FEES

         The aggregate fees billed for services rendered during the fiscal year ended May 31, 2001, for all other services was $13,885 for general consulting services and $9,900 for income tax return preparation.

         The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

OTHER BUSINESS

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

ANNUAL REPORT

         The Annual Report to Stockholders and Form 10-KSB covering the Company's fiscal year ended May 31, 2001 is being mailed to stockholders with this Proxy Statement. The annual report does not form any part of the material for the solicitation of the Proxy.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than June 23, 2002. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                                      By Order of the Board of Directors,


                                      /S/ ZACKARY S. IRANI,
                                      ---------------------
                                      President and Chief Executive Officer

Newport Beach, California
September 18, 2001

                                 REVOCABLE PROXY
                 BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 13, 2001

         The undersigned stockholder(s) of Biomerica, Inc., a Delaware corporation (the "Company") hereby nominates, constitutes and appoints Janet Moore, his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m., and any and all adjournments thereof, with respect to the matters described in the accompanying Proxy Statement, and, in her discretion, on such other matters which properly come before the Annual Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                     ---

1.   _________ FOR all nominees             _________ WITHHOLD AUTHORITY TO VOTE
               (Except as listed below)               (As to all nominees)

               Nominees: Dr. Carlos St. Aubyn Beharie; David Burrows;
                         Dr. Francis R. Cano; Zackary Irani; Allen Barbieri; Janet Moore; and Dr. Robert A. Orlando.

               Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

             ------------------------------------------------------

2.   _________  Amendment to Company's certificate of incorporation to effect a reverse split of its Common Stock at an exchange ratio of one-to-three.

                    _____For               ____Against             ____Abstain


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE.
                      PLEASE SIGN AND DATE ON REVERSE SIDE.

         THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED BY THE PROXY HOLDER AT HIS, HER OR ITS DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.


Dated:
       ---------------



---------------------------------
(Please Print Name)


---------------------------------
(Signature of Stockholder)


---------------------------------
(Please Print Name)


---------------------------------
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do                  do not

-------                    -------

expect to attend the meeting.

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 BIOMERICA, INC.
             PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify and set forth as follows:

         FIRST: The name of the corporation is BIOMERICA, INC.

         SECOND: The amendment to the Certificate of Incorporation to be effected hereby is as follows:

         Paragraph IV of the Certificate of Incorporation, relating to the stock of the corporation is amended to read as follows:

                                   "ARTICLE IV

         The corporation is authorized to issue two classes of shares, to be designated common stock and preferred stock respectively. The total number of authorized shares of capital stock is Thirty Million (30,000,000) shares consisting of Twenty five Million (25,000,000) shares of common stock, $.08 par value and Five Million (5,000,000) shares of preferred stock, $.08 par value. Upon the date of filing this amendment to the Certificate of Incorporation, every three (3) outstanding shares of Common Stock will be combined, reconstituted and converted into and automatically become one (1) outstanding share of Common Stock. The Board of Directors may from time to time amend or restate this Certificate to increase, decrease, or reclassify the corporation's authorized shares of stock."

         THIRD: The amendment effected herein was authorized by the consent of the holders of a majority of the outstanding shares of Common Stock pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         FOURTH: The capital of the corporation will not be reduced under or by reason of this amendment.

         IN WITNESS WHEREOF, we have hereunto set our hands and seal this ___ day of _________ 2001


By:________________________
Its: Zackary Irani, Chief Executive Officer